Exhibit 10.2

PLEDGE AGREEMENT

This PLEDGE AGREEMENT, dated as of February 12, 2025 (together with all amendments, restatements, extensions, supplements or modifications in writing, if any, from time to time hereto, this “Agreement”) is by FreightCar North America, LLC, a Delaware limited liability company (“FCA”), FCA-FASEMEX, LLC, a Delaware limited liability company (“FCA Mex”), Freight Car Services, Inc., a Delaware corporation (“Freight Car Services”), FreightCar Alabama, LLC, a Delaware limited liability company (“FreightCar Alabama”), FreightCar Rail Management Services, LLC, a Delaware limited liability company (“FreightCar Rail Management”), FreightCar Rail Services, LLC, a Delaware limited liability company (“FreightCar Rail Services”), FreightCar Roanoke, LLC, a Delaware limited liability company (“FreightCar Roanoke”), FreightCar Short Line, Inc., a Delaware corporation (“FreightCar Short”), JAC Operations, Inc., a Delaware corporation (“JAC”), JAIX Leasing Company, a Delaware corporation (“JAIX”), Johnstown America, LLC, a Delaware limited liability company (“Johnstown”), FreightCar America, Inc., a Delaware corporation (“Holdings” and, collectively with FCA, FCA Mex, Freight Car Services, FreightCar Alabama, FreightCar Rail Management, FreightCar Rail Services, FreightCar Roanoke, FreightCar Short, JAC, JAIX and Johnstown, each a “Pledgor”, and collectively “Pledgors”), in favor of BANK OF AMERICA, N.A., a national banking association, as agent for the Secured Parties (as defined in the Loan Agreement referred to below) (in such capacity, together with its successors and permitted assigns, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and among Pledgors, each other Obligor (as defined therein) party thereto from time to time, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”) and Agent (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), the Lenders have agreed to make Loans and issue Letters of Credit to and for the benefit of Borrowers (as defined therein);

WHEREAS, Pledgors are the record and beneficial owner of the Equity Interests listed in Part A of Schedule I hereto and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto;

WHEREAS, Pledgors will benefit from the credit facilities made available to Borrowers under the Loan Agreement;

WHEREAS, it is a condition precedent to the funding of the Loans under the Loan Agreement that Pledgors shall have executed and delivered this Agreement; and

WHEREAS, in order to induce the Lenders to make the Loans and to participate in the LC Obligations as provided for in the Loan Agreement, Pledgors have agreed to pledge the Pledged Collateral (as hereinafter defined) to Agent, for the benefit of the Secured Parties, in accordance herewith;

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NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lenders to make Loans and issue Letters of Credit under the Loan Agreement, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Investment Property” means the collective reference to (a) all “investment property” as such term is defined in Section 9‑102 of the UCC, (b) all “financial assets” as such term is defined in Section 8‑102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Collateral.

“Issuers” means the collective reference to each issuer of any Investment Property.

“Pledged Collateral” has the meaning assigned to such term in Section 2 hereof.

“Pledged Entity” means an Issuer of Pledged Shares.

“Pledged Indebtedness” means the indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto.

“Pledged Shares” means those shares listed on Schedule I hereto, together with all other Investment Property from time to time owned by any Pledgor constituting capital stock, limited liability company interests or other equity interests of any Issuer, other than any Investment Property constituting Excluded Property.

“Secured Obligations” has the meaning assigned to such term in Section 3 hereof.

2. Pledge. Each Pledgor hereby pledges and grants to Agent, for the benefit of the Secured Parties, a security interest in all of the following (collectively, the “Pledged Collateral”):

(a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

(b) such portion of any additional Equity Interests of a Pledged Entity from time to time acquired by a Pledgor in any manner (which Equity Interests shall be deemed to be part of the Pledged Shares), and the certificates representing such additional Equity Interests, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests; and

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(c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

(d) all additional Debt arising after the date hereof and owing to a Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness; and

(e) all other economic rights, titles and interests of such Pledgor as a shareholder or member, as applicable, relating to the foregoing; and

(f) all proceeds of all of the foregoing.

Notwithstanding anything in this Section 2 or in any other provision of this Agreement or in any other Loan Document, the Pledged Collateral shall not include Excluded Property.

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations under the Loan Agreement and the other Loan Documents (collectively, the “Secured Obligations”).

4. Delivery of Pledged Collateral; Control of the Pledged Collateral. All certificates and, upon the occurrence and during the continuance of an Event of Default, all promissory notes and instruments, in each case, evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto (x) with respect to the Pledged Shares of any Issuer in existence as of the date hereof, within ten (10) days after the date hereof (or such later date as may be agreed to by the Agent acting in its sole discretion), and (y) with respect to any other Issuer, within the time required by Section 10.1.10 of the Loan Agreement. All Pledged Shares shall be accompanied by (a) to the extent certificated, duly executed instruments of transfer or assignment (including any Pledged Shares acquired by any Pledgor after the date hereof), to be executed in blank by the applicable Pledgor and in form and substance reasonably satisfactory to Agent, (b) a duly executed irrevocable proxy, in substantially the form of Schedule III hereto executed by the applicable Pledgor (each, an “Irrevocable Proxy”) and (c) a duly acknowledged equity interest registration page, in blank, executed by the applicable Issuer, substantially in the form of Schedule IV hereto (each, a “Registration Page”) all in form and substance reasonably satisfactory to Agent. Each Pledgor will (i) promptly note on its books and records the security interests in the applicable Pledged Collateral granted to Agent under this Agreement and (ii) permit Agent from time to time to cause the appropriate issuers of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Agent granted pursuant to this Agreement. With respect to any Pledged Collateral owned by it, each Pledgor shall use commercially reasonable efforts to cause the issuers of uncertificated securities which are Pledged Collateral, to cause Agent to have and retain Control over such Pledged Collateral.

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5. Representations and Warranties. Each Pledgor represents and warrants to Agent that:

(a) such Pledgor is the sole holder of record and the sole beneficial owner of the Pledged Collateral pledged by such Pledgor free and clear of any Lien thereon or affecting the title thereto, except for Agent’s Liens and other Permitted Liens;

(b) Schedule I is true, correct and complete in all material respects as of the date hereof;

(c) all certificates, if any, evidencing the Pledged Shares of such Pledgor as of the date hereof required to be delivered to the Agent hereunder have been delivered to Agent;

(d) all of the Pledged Shares have been duly authorized, validly issued and are fully paid and non‑assessable (other than Pledged Shares in limited liability companies and partnerships);

(e) such Pledgor has the right and requisite authority to pledge, collaterally assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent, for the benefit of the Secured Parties, as provided herein;

(f) none of the Pledged Shares or Pledged Indebtedness have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(g) all of the Pledged Shares are presently owned by such Pledgor, and are presently represented by the certificates, to the extent such Pledged Shares are certificated, listed on Part A of Schedule I hereto, and as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

(h) no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally, other than consents or approvals that have been duly obtained and that are still in full force and effect;

(i) the pledge, collateral assignment and delivery of the Pledged Collateral (together with duly executed instruments of transfer or assignments in blank and appropriate endorsements, if necessary) pursuant to this Agreement (A) does not violate (i) the Organic Documents of such Pledgor or any issuer of such Pledged Collateral, (ii) any material indenture, mortgage or agreement to which such Pledgor is a party or by which such Pledgor’s properties or assets may be bound, (iii) any restriction on such transfer or encumbrance of Pledged Collateral or (iv) in any material respect, any applicable securities law or other Applicable Law and (B) will create a valid Lien on and a perfected security interest in favor of Agent, for the benefit of the Secured Parties, in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations;

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(j) (A) with respect to any Pledged Shares constituting uncertificated securities, the execution and delivery of this Agreement by the applicable Pledgor and Issuer (including by the Acknowledgment of Issuer attached hereto) will perfect Agent’s security interest in such Pledged Shares and any proceeds thereof by Control (“Control” within the meaning set forth in Section 8-106 of the UCC) and (B) with respect to any Pledged Collateral constituting certificated securities, the delivery of the certificates representing such Pledged Collateral endorsed to Agent or in blank will perfect Agent’s security interest in such Pledged Collateral and any proceeds thereof by Control;

(k) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditor’s rights generally; and

(l) except as disclosed on Part B of Schedule I and except as permitted by the Loan Agreement, none of the Pledged Indebtedness is subordinated in right of payment to other Debt or subject to the terms of an indenture.

The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6. Covenants. Each Pledgor covenants and agrees that until Full Payment of all Obligations and the occurrence of the Termination Date:

(a) without the prior written consent of Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan Agreement;

(b) unless expressly permitted by the terms of the Loan Agreement, such Pledgor will not, without the prior written consent of Agent, vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature, or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer, or to alter the voting rights with respect to any equity interests of any Issuer in any nature in a manner that would impair the Pledged Collateral or be inconsistent with or result in any violation of any provision of any Loan Document;

(c) such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may reasonably request in order to ensure that Agent, for the benefit of the Secured Parties, has (i) a perfected Lien on all Pledged Collateral and Control of all Pledged Collateral (that may be perfected by Control) of such Pledgor and (ii) the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including without limitation, the filing of any necessary UCC financing statements, which may be filed by Agent with or (to the extent permitted by Applicable Law) without the signature of such Pledgor, and such Pledgor will cooperate with Agent, at such

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Pledgor’s expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

(d) subject to the terms of the Term Loan Intercreditor Agreement, such Pledgor will, on the date hereof, deliver all certificates and/or instruments evidencing the Pledged Collateral in existence on the date hereof to the Agent. All Pledged Collateral shall be accompanied by (i) duly executed instruments of transfer to be assigned in blank, and (ii) a duly executed Irrevocable Proxy, and a duly acknowledged Registration Page, in blank, from the applicable Issuer;

(e) such Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;

(f) such Pledgor will furnish to Agent such information concerning the Pledged Collateral as Agent may from time to time reasonably request;

(g) such Pledgor will, upon obtaining ownership of any additional Equity Interests or promissory notes or instruments of a Pledged Entity or any other Equity Interests or promissory notes or instruments, to the extent required to be pledged to Agent for the benefit of the Secured Parties pursuant to any of the Loan Documents, and, in the case of promissory notes or instruments, to the extent such promissory notes or instruments have a value in excess of $100,000, which Equity Interests, notes or instruments are not already Pledged Collateral, promptly (and in any event within ten (10) Business Days, or such later date as may be agreed to by the Agent acting in its sole discretion) deliver to Agent (i) a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional Equity Interests, notes or instruments, pursuant to which such Pledgor shall pledge to Agent, for the benefit of the Secured Parties, all of such additional Equity Interests, notes and instruments, and (ii) all certificates evidencing such additional Equity Interests, and duly executed instruments of transfer to be assigned in blank in form and substance reasonably satisfactory to Agent. Additionally, if a Pledgor acquires Pledged Collateral with respect to any Issuer following the date hereof that is not an Issuer of Pledged Collateral as of the date hereof, such Pledgor shall deliver an executed Irrevocable Proxy executed by such Pledgor and a Registration Page executed by such Issuer with respect to such new Issuer to Agent. Such Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; and

(h) in the case of each Pledgor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, and (ii) it will notify Agent promptly in writing of the any of the events described in this Section 6.

7. Pledgors’ Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to a Pledgor in accordance with Section 8(a) hereof:

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(a) such Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would reasonably be expected to adversely affect the position or interest of Agent or any other Secured Party in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement or by the prior written consent of Agent):

(i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

(ii) the consolidation or merger of a Pledged Entity with any other Person;

(iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent and other Permitted Liens;

(iv) [reserved];

(v) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Equity Interests; or

(vi) the alteration of the voting rights with respect to the Equity Interests of a Pledged Entity; and

(b) such Pledgor shall be entitled, from time to time, to collect and receive for its own use all dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent permitted by the Loan Agreement; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; provided, further, that any such dividends or interest in respect of any of the Pledged Shares or Pledged Indebtedness shall, to the extent constituting promissory notes or instruments having a value in excess of $100,000, or constituting Pledged Shares, be delivered to Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Agent and the Secured Parties, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

8. Defaults and Remedies; Proxy.

(a) If any Event of Default shall have occurred and be continuing, and upon substantially concurrent written notice to Pledgors, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, it being acknowledged by each Pledgor (in its capacity as Pledgor and if Pledgor is an Issuer of any Investment Property, as Issuer) that such transfer and registration may be effected by Agent by the delivery of a Registration Page to the applicable Issuer reflecting Agent or its designee as the holder of such Investment Property, or otherwise by Agent through its irrevocable appointment as attorney-in-fact pursuant to this

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Agreement and each Irrevocable Proxy, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto with full power of substitution to do so, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales the whole or any part of the Pledged Collateral, exercise other rights, powers, privileges and remedies as if Agent were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Pledgor or Agent of any right, privilege, or option pertaining to such Investment Property, any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine), and including, with respect to the Pledged Shares, giving or withholding written consent of the members, calling special meetings of members and voting at such meetings to otherwise act with respect to the Pledged Collateral, exercise any other rights or remedies Agent may have under the UCC or other Applicable Law, or take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purpose of this Agreement, all without liability except to account for property actually received by it, but Agent shall have no duty to any Pledgor to exercise any such right, privilege, or option and shall not be responsible for any failure to do so or delay in doing so. Any sale shall be made at a public or private sale at Agent’s place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance and, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Pledged Entities. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AND ANY OFFICER OR AGENT THEREOF AS THE PROXY AND ATTORNEY‑IN‑FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL (A) FULL PAYMENT OF THE SECURED OBLIGATIONS and (B) ANY COMMITMENTS UNDER THE LOAN AGREEMENT HAVE EXPIRED OR HAVE BEEN TERMINATED (IT BEING UNDERSTOOD THAT ANY SUCH COMMITMENTS OR SECURED OBLIGATIONS WILL CONTINUE TO BE EFFECTIVE OR AUTOMATICALLY REINSTATED, AS THE CASE MAY BE, IF AT ANY TIME PAYMENT, IN WHOLE OR IN PART, OF ANY OF THE SECURED OBLIGATIONS IS RESCINDED OR MUST OTHERWISE BE RESTORED OR RETURNED BY AGENT OR ANY LENDER FOR ANY REASON, INCLUDING AS A PREFERENCE, FRAUDULENT CONVEYANCE OR OTHERWISE UNDER ANY BANKRUPTCY, INSOLVENCY OR SIMILAR LAW, ALL AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE (THE OCCURRENCE OF THE FOREGOING, “TERMINATION”)). IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES (SUBJECT TO THE TERMS OF THIS AGREEMENT), THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE

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THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), SO LONG AS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, AND AGENT SHALL NOT HAVE THE RIGHT TO EXERCISE ANY PROXY OR RIGHTS AS ATTORNEY-IN-FACT UNDER THIS SECTION 8(B) UNLESS SUCH AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO. To the fullest extent permitted by Applicable Law, Agent shall have no agency, fiduciary or other similar duties to any Obligor or any other party when acting in its capacity as such proxy or attorney in fact, other than the duty to act in good faith.

(b) Any transfer to Agent or its nominee, or registration in the name of Agent or its nominee, of the whole or any part of the Pledged Collateral, whether by delivery of a Registration Page to an Issuer or otherwise, shall be made solely for purposes of effectuating voting or other consensual rights with respect to the Pledged Collateral in accordance with the terms of this Agreement and is not intended to effectuate any transfer of ownership of the Pledged Collateral. Notwithstanding any delivery or modification of a Registration Page or exercise of an Irrevocable Proxy, Agent shall not be deemed the owner of, or assume any obligations of the owner or holder of the Pledged Collateral unless and until Agent accepts such obligations in writing or otherwise takes steps to foreclose its security interest in the Pledged Collateral and become the owner thereof under Applicable Law (including via sale as described in this Agreement).

(c) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all of the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its Permitted Discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all of the Secured Obligations, Agent may, on one or more occasions and in its Permitted Discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) Business Days’ written notice to Pledgors.

(d) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the “Act”). Agent may, in its reasonable discretion (subject only to applicable requirements of Applicable Law), sell such Pledged Collateral or part

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thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its reasonable discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its reasonable discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

(i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

(ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on any future transfer thereof;

(iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person’s access to financial information about any Pledgor and such Person’s intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

(iv) as to such other matters as Agent may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(e) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all of the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (d) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if such Pledgor and such Pledged Entity would agree to do so.

(f) Each Pledgor agrees to the maximum extent permitted by Applicable Law that following the occurrence and during the continuance of an Event of Default it will not at any time

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plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent such Pledgor lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

(g) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

9. Waiver.

(a) No delay on Agent’s part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent’s right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent’s rights as against such Pledgor in any respect.

(b) To the fullest extent permitted by Applicable Law, each Pledgor waives: (a) the right to trial by jury (which Agent hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents, Obligations or Pledged Collateral; (b) presentment, demand, protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Agent on which a Pledgor may in any way be liable, and hereby ratifies anything Agent may do in this regard; (c) except to the extent notice is expressly provided for herein or in any other Loan Document, notice prior to taking possession or control of any Pledged Collateral; (d) any bond or security that might be required by a court prior to allowing Agent to exercise any rights or remedies; (e) the benefit of all valuation, appraisement and exemption laws; (f) any claim against Agent on any theory of liability, for consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) notice of acceptance hereof. Each Obligor acknowledges that the foregoing waivers are a material inducement to Agent for the extension of the Loans under the Loan Agreement and that they are relying upon the foregoing in their dealings with Pledgors. Each Pledgor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial

4928-6399-5406v.6

and other rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10. Assignment. Agent may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

11. Termination. Subject to Section 14 hereof, following the Full Payment of all Obligations and the occurrence of the Termination Date, Agent shall promptly deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at such time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided in Section 14 hereof, all of each Pledgor’s obligations hereunder shall at such time automatically terminate.

12. Lien Absolute. All rights of Agent hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any exchange, release or non‑perfection of any of the Pledged Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d) the insolvency of any Obligor; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor other than Full Payment of the Secured Obligations.

13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion with notice in accordance with the Loan Agreement:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations, in each case, in accordance with the terms of the Loan Agreement; and

(b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without further assent from any Pledgor, it being hereby agreed that each Pledgor shall be and remain bound under this Agreement, irrespective of the value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations

4928-6399-5406v.6

may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any of the Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on Agent’s part shall in any event affect or impair this Agreement.

14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Pledgor’s or a Pledged Entity’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15. Miscellaneous.

(a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

(b) Each Pledgor agrees to promptly reimburse Agent for actual, documented and reasonable out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent or any other Secured Party in connection with the administration and enforcement of this Agreement, in each case, as and to the extent reimbursable pursuant to the Loan Agreement.

(c) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment.

(d) This Agreement shall be binding upon and inure to the benefit of Pledgors, Agent, and their respective successors and permitted assigns, except that no Pledgor shall have the right to assign its rights or delegate its obligations under this Agreement.

(e) THIS AGREEMENT AND ALL CLAIMS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

(f) Nothing herein shall limit the right of Agent or any Secured Party to bring proceedings against any Pledgor in any other court, nor limit the right of any party to serve process

4928-6399-5406v.6

in any other manner permitted by Applicable Law. Nothing in this Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

(g) EACH PLEDGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 17. Nothing herein shall limit the right of Agent to bring proceedings against any Pledgor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Agent and Pledgors.

(h) Each Pledgor agrees that no ownership interests in a limited liability company or a limited partnership which are included within the Pledged Collateral owned by such Pledgor shall at any time constitute a security under Article 8 of the UCC, unless all reasonable actions requested by Agent to continue the perfection of any Lien in favor of Agent, on behalf of the Secured Parties, in such Pledged Collateral has been completed or taken.

16. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

17. Notices. Except as otherwise provided herein, each communication shall be effective only: (a) if given by facsimile transmission, when transmitted to the applicable facsimile number, if confirmation of receipt is received; (b) if given by mail, three (3) Business Days after deposit in the U.S. mail, with first-class postage pre-paid, addressed to the applicable address; or (c) if given by personal delivery, when duly delivered to the notice address below with receipt acknowledged. Any written communication that is not sent in conformity with the foregoing provisions shall nevertheless be effective on the date actually received by the noticed party.

(a)

If to Agent, at: [omitted]

With a copy to: [omitted]

(b)

4928-6399-5406v.6

If to a Pledgor, at: [omitted]

With a copy to: [omitted]

18. Section Titles. Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement.

19. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

20. Benefit of Agent. All security interests granted or contemplated hereby shall be for the benefit of Agent and the other Secured Parties, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan Agreement.

21. Marshalling. Agent shall be under no obligation to marshal any Pledged Collateral in favor of any Pledgor, or against any Obligations. If any payment by or on behalf of Pledgors is made to Agent, or if Agent exercises a right of setoff, and any of such payment or setoff is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by Agent in its discretion) to be repaid to a trustee, receiver or any other Person, then the Obligation originally intended to be satisfied, and all Liens, rights and remedies relating thereto, shall be revived and continued in full force and effect as if such payment or setoff had not occurred.

22. Additional Pledgor. Each Subsidiary of the Pledgors that is required to become a party to this Agreement pursuant to Section 10.1.9 of the Loan Agreement shall become a Pledgor for all purposes of this Agreement upon execution and delivery to Agent of a joinder agreement in form and substance reasonably satisfactory to Agent.

23. Term Loan Intercreditor Agreement. Notwithstanding anything herein to the contrary, the security interests and Liens granted to Agent pursuant to this Agreement and the exercise of any right or remedy by Agent hereunder are subject to the provisions of the Term Loan Intercreditor Agreement, as the same may be amended, modified, extended, restated, replaced, or supplemented from time to time. In the event of any conflict between the terms of the Term Loan Intercreditor Agreement and this Agreement, the terms of the Term Loan Intercreditor Agreement shall govern. Nothing in this Section 23 shall be construed to provide that any Pledgor is a third party beneficiary of the provisions of the Term Loan Intercreditor Agreement or may assert any rights, defenses or claims on account of the Term Loan Intercreditor Agreement or this Section 23

4928-6399-5406v.6

(other than as set forth in the last sentence hereof), and each Pledgor agrees that nothing in the Term Loan Intercreditor Agreement is intended or shall impair the obligation of any Pledgor to pay the Obligations as and when the same become due and payable in accordance with their respective terms, or to affect the relative rights of Agent or any Secured Party with respect to any Pledgor or except as expressly otherwise provided in the Term Loan Intercreditor Agreement as to a Pledgor’s Obligations, such Pledgor’s properties. Until the discharge of the “Term Loan Obligations” (as defined in the Loan Agreement), any obligation of the parties hereunder to deliver possession of the Pledged Collateral to Lender shall be satisfied to the extent such Collateral is delivered in accordance with the terms of the Term Loan Documents and the Term Loan Intercreditor Agreement.

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4928-6399-5406v.6

BORROWERS:

FREIGHTCAR NORTH AMERICA, LLC

FCA-FACEMEX, LLC

FREIGHT CAR SERVICES, INC.

FREIGHTCAR ALABAMA, LLC

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

FREIGHTCAR RAIL SERVICES, LLC

FREIGHTCAR ROANOKE, LLC

FREIGHTCAR SHORT LINE, INC.

JAC OPERATIONS, INC.

JAIX LEASING COMPANY

JOHNSTOWN AMERICA, LLC

By: /s/ Michael Riordan________________________

Name: Michael Riordan

Title: Chief Financial Officer

GUARANTORS:

FREIGHTCAR AMERICA, INC.

By: /s/ Michael Riordan_________________________

Name: Michael Riordan

Title: Chief Financial Officer

[Signature Page to Pledge Agreement]

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AGENT:

BANK OF AMERICA, N.A., as Agent

By: /s/ Brian Scawinski

Name: Brian Scawinski

Title: Senior Vice President

Signature Page to Pledge Agreement

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4928-6399-5406v.6" "" 4928-6399-5406v.6

Acknowledgement of Issuer

Dated February 12, 2025

The undersigned Issuer (as defined in the foregoing Pledge Agreement; capitalized terms used herein having the meanings assigned in such Pledge Agreement) hereby (i) acknowledges that it has received an executed copy of the Pledge Agreement, (ii) agrees to record in its records the pledge of the equity interests of such Issuer as provided in the Pledge Agreement, and (iii) waives any right to at any time hereafter be provided with a copy of the foregoing Pledge Agreement in connection with any exercise by Pledgee (or its agent or nominee), in accordance with the terms of such Pledge Agreement, of voting or other consensual rights in respect of the Pledged Collateral or any registration of any of the Pledged Collateral in the name of the Pledgee (or its agent or nominee).

In addition, the undersigned Issuer agrees that (i) it will be bound by the terms of the Pledge Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, and (ii) it will notify Agent promptly in writing of the any of the events described in Section 6 of the Pledge Agreement. The undersigned Issuer also acknowledges and agrees that the Agent has and may exercise all of the rights set for in Section 8 of the Pledge Agreement as set forth therein.

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IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4928-6399-5406v.6" "" 4928-6399-5406v.6

FREIGHTCAR NORTH AMERICA, LLC

FCA-FACEMEX, LLC

FREIGHT CAR SERVICES, INC.

FREIGHTCAR ALABAMA, LLC

FREIGHTCAR RAIL MANAGEMENT SERVICES, LLC

FREIGHTCAR RAIL SERVICES, LLC

FREIGHTCAR ROANOKE, LLC

FREIGHTCAR SHORT LINE, INC.

JAC OPERATIONS, INC.

JAIX LEASING COMPANY

JOHNSTOWN AMERICA, LLC

By: /s/ Michael Riordan________________________

Name: Michael Riordan

Title: Chief Financial Officer

IF " DOCVARIABLE "SWDocIDLocation" 1" = "1" " DOCPROPERTY "SWDocID" 4928-6399-5406v.6" "" 4928-6399-5406v.6